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                                                                    EXHIBIT 10.1

                          THIRD AMENDMENT AND WAIVER TO
              AMENDED, RESTATED, AND CONSOLIDATED CREDIT AGREEMENT

            This THIRD AMENDMENT AND WAIVER TO AMENDED, RESTATED, AND CONSOLIDATED CREDIT AGREEMENT entered into as of this 11th day of August, 2004 (this "Third Amendment"), is hereby entered into among Davel Financing Company, L.L.C., a Delaware limited liability company ("Davel"), PhoneTel Technologies, Inc., an Ohio corporation ("PhoneTel"), Cherokee Communications, Inc., an Ohio corporation ("Cherokee", and together with Davel and PhoneTel, "Borrowers"), each of the guarantors under the Amended, Restated, and Consolidated Credit Agreement that is a signatory hereto (the "Guarantors", and together with Borrowers, the "Credit Parties"), each of the lenders under the Amended, Restated, and Consolidated Credit Agreement that is a signatory hereto (the "Lenders"), and Wells Fargo Foothill, Inc., formerly known as Foothill Capital Corporation, a California corporation, as agent for the Lenders ("Agent").

                                    RECITALS

            WHEREAS, the Credit Parties, the Lenders, and Agent have entered into that certain Amended, Restated, and Consolidated Credit Agreement (as amended and otherwise modified from time to time, the "Credit Agreement") dated as of July 24, 2002;

            WHEREAS, certain Events of Default have occurred under the Credit Agreement as set forth on Schedule 1 attached hereto (the "Existing Defaults");

            WHEREAS, the Credit Parties have requested, and the Lenders have agreed, that Lenders waive the Existing Defaults, but only to the extent set forth pursuant to the terms and conditions set forth herein; and

            WHEREAS, the Credit Parties have requested, and the Lenders have agreed, that certain terms of the Credit Agreement be amended.

            NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and upon the terms and conditions set forth herein the Credit Parties, the Lenders and Agent hereby agree as follows:

      SECTION 1. RELATION TO THE CREDIT AGREEMENT; DEFINITIONS.

            1.1 RELATION TO CREDIT AGREEMENT. This Third Amendment constitutes an integral part of the Credit Agreement and shall be deemed to be a Loan Document for all purposes. Upon the effectiveness of this Third Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

            1.2 CAPITALIZED TERMS. For all purposes of this Third Amendment, capitalized terms used herein without definition shall have the meanings specified in the Credit Agreement.

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      SECTION 2. AMENDMENT TO CREDIT AGREEMENT.

            2.1 AMENDMENT TO SECTION 2.04(b). Section 2.04(b) of the Credit Agreement is hereby amended by adding the following new subsection (b)(viii):

                  (viii) Deferred Regulatory Receipts. The Credit Parties acknowledge that $1,398,000 of Regulatory Receipts received on May 12, 2004 were not remitted to the Lenders in accordance with Section 2.04(b)(i) and the Credit Parties have requested that the payment of such amount instead be deferred. The Lenders are willing to agree to such request reschedule the payment of such amounts as follows: (A) on April 1, 2005, Borrowers shall pay to the Lenders the sum of $466,000; (B) on July 1, 2005, Borrowers shall pay to the Lenders the sum of $466,000; and (C) on October 1, 2005, Borrowers shall pay to the Lenders the sum of $466,000.

      SECTION 3. WAIVER.

            3.1   WAIVER OF EXISTING DEFAULTS. Subject to the satisfaction of
(i) all of the conditions precedent contained in Section 5 of this Third Amendment, and (ii) Section 3.2 below, Lenders hereby waive the Existing Defaults.

            3.2 EFFECTIVENESS OF WAIVER. The waiver provided in Section 3.1 above shall terminate automatically without further action by Agent or any Lender in the event that the nature or extent of the Existing Defaults should prove to be in excess of the nature or extent as disclosed to Lenders prior to the date hereof.

      SECTION 4. REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENTS.

            4.1   REPRESENTATIONS.

                  Each of the Credit Parties hereby represents and warrants to Agent and Lenders that:

                  (a) Such Credit Party is a limited liability company or corporation, as applicable, duly organized and existing and in good standing under the laws of its jurisdiction of formation and is duly qualified to do business and in good standing in every jurisdiction in which the nature of the business done or the property owned by it would make such qualification necessary;

                  (b) Such Credit Party has all requisite power and authority to own and operate its properties, and to conduct its business as currently conducted and as currently proposed to be conducted. Such Credit Party has all requisite power and authority necessary to enter into this Third Amendment and to perform its respective obligations under this Third Amendment;

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                  (c)   Such Credit Party has taken all limited liability
company or corporate, as applicable, action necessary to be taken by it to authorize the execution and delivery of this Third Amendment. This Third Amendment has been duly executed and delivered by such Credit Party and constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms;

                  (d) After giving effect to the amendments and waivers herein, no event has occurred and no condition exists which constitutes a Default or an Event of Default under the Credit Agreement or the other Loan Documents; and

                  (e) The Credit Agreement and all other Loan Documents and all representations, warranties, terms and conditions therein remain in full force and effect, and such Credit Party hereby confirms and ratifies each of the provisions of the Credit Agreement and the other Loan Documents applicable to it.

      SECTION 5. CONDITIONS TO EFFECTIVENESS.

            5.1   CONDITIONS TO EFFECTIVENESS. The amendments contained in
Section 2 above shall become effective as of the date hereof when, and only when duly executed counterparts of this Third Amendment have been executed and delivered by the Lenders, Agent and each Credit Party.

      SECTION 6. MISCELLANEOUS.

            6.1 CROSS-REFERENCES. References in this Third Amendment to any Section (or "Section") are, unless otherwise specified, to such Section (or "Section") of this Third Amendment.

            6.2 SUCCESSORS AND ASSIGNS. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            6.3 COUNTERPARTS. This Third Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Third Amendment by facsimile transmission shall be as effective as delivery of an originally executed counterpart hereof.

            6.4 GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES.

            6.5   OUTSTANDING INDEBTEDNESS.

                  (a) Each of the Credit Parties hereby acknowledges and agrees that as of the date hereof, the aggregate outstanding principal amount due under the Credit Agreement is $118,394,616.23 and that such principal amount is payable pursuant to the Credit Agreement as amended hereby without defense, offset, withholding, counterclaim or deduction of any kind.

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                  (b)   Each of the Credit Parties, each of their respective
successors-in-title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under such Credit Party, for its past, present and future employees, agents, representatives, officers, directors, shareholders, and trustees, does hereby forever remise, release and discharge each of the Lenders and Agent, and each of their respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom such Lender or Agent would be liable if such persons or entities were found to be liable to the Credit Parties, or any of them (collectively hereinafter the "Lender Parties"), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys' fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature relating to, arising out of or in connection with the Credit Agreement or any other Loan Document, including but not limited to, acts, omissions to act, actions, negotiations, discussions and events resulting in the finalization and execution of this Third Amendment, as, among and between the Credit Parties and the Lender Parties, such claims whether now accrued and whether now known or hereafter discovered, from the beginning of time through the date hereof.

            Each Credit Party hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it may have under Section 1542 of the California Civil Code, or any other similar provision of any other jurisdiction, as against the Lender Parties. Section 1542 of the Civil Code of California provides:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

            Each Credit Party hereby acknowledges that the foregoing waiver of the Section 1542 of the California Civil Code was separately bargained for. Each Credit Party knowingly, voluntarily, intentionally and expressly waives any and all rights and benefits conferred by Section 1542, or by any law of the any state or territory of the United States or any foreign country or principle of common law that is similar or analogous to Section 1542 and agrees and acknowledges that this waiver is an essential term of this Third Amendment, without which the consideration would not have been given by the Lenders to the Credit Parties.

            6.6 RATIFICATION. Except as expressly amended or waived herein, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of any other document or of any transaction or further action on the

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part of any Credit Party which would require the consent of the Lenders under the Credit Agreement.

                  [Remainder of page intentionally left blank.]

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            IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed and delivered as of the date first above written.

BORROWERS:                       DAVEL FINANCING COMPANY, L.L.C.,
                                 a Delaware limited liability company

                                 By:  DAVEL COMMUNICATIONS, INC.,
                                      its sole managing member

                                      By:  /s/ DONALD PALIWODA
                                          -----------------------------------
                                          Name:   Donald Paliwoda
                                          Title:  Chief Financial Officer

                                 PHONETEL TECHNOLOGIES, INC.,
                                 an Ohio corporation

                                 By:  /s/ DONALD PALIWODA
                                     ----------------------------------------
                                     Name:   Donald Paliwoda
                                     Title:  Chief Financial Officer


                                 CHEROKEE COMMUNICATIONS, INC.,
                                 a Texas corporation


                                 By:  /s/ DONALD PALIWODA
                                     ----------------------------------------
                                     Name:   Donald Paliwoda
                                     Title:  Chief Financial Officer

PARENT GUARANTOR:                DAVEL COMMUNICATIONS, INC.,
                                 a Delaware corporation

                                 By:  /s/ DONALD PALIWODA
                                     ----------------------------------------
                                     Name:   Donald Paliwoda
                                     Title:  Chief Financial Officer

SUBSIDIARY GUARANTORS:           DAVEL COMMUNICATIONS GROUP, INC.,
                                 an Illinois corporation

                                 ADTEC COMMUNICATIONS, INC.,
                                 a Florida corporation

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                                 CENTRAL PAYPHONE SERVICES, INC.,
                                 a Georgia corporation

                                 COMMUNICATIONS CENTRAL, INC.,
                                 a Georgia corporation

                                 COMMUNICATIONS CENTRAL OF GEORGIA, INC., a Georgia corporation

                                 DAVEL MEDIA, INC.,
                                 a Delaware corporation

                                 DAVEL MEXICO, LTD.,
                                 an Illinois corporation

                                 DAVELTEL, INC.,
                                 an Illinois corporation

                                 INTERSTATE COMMUNICATIONS, INC.,
                                 a Georgia corporation

                                 INVISION TELECOM, INC.,
                                 a Georgia corporation

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                                 PEOPLES ACQUISITION CORPORATION,
                                 a Pennsylvania corporation

                                 PEOPLES COLLECTORS, INC.,
                                 a Delaware corporation

                                 PEOPLES TELEPHONE COMPANY, INC.,
                                 a New York corporation

                                 PEOPLES TELEPHONE COMPANY, INC.,
                                 a New Hampshire corporation

                                 PTC CELLULAR, INC.,
                                 a Delaware corporation

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                                 PTC SECURITY SYSTEMS, INC.,
                                 a Florida corporation

                                 SILVERADO COMMUNICATIONS CORP.,
                                 a Colorado corporation

                                 TELALEASING ENTERPRISES, INC.,
                                 an Illinois corporation

                                 T.R.C.A., INC.,
                                 an Illinois corporation

                                 By:  /s/ DONALD PALIWODA
                                     ----------------------------------------
                                     Name:   Donald Paliwoda
                                     Title:  Chief Financial Officer

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AGENT:                           WELLS FARGO FOOTHILL, INC.,
                                 as Agent and as a Lender

                                 By:  /s/ AMY LAM
                                     ----------------------------------------
                                     Name:   Amy Lam
                                     Title:  Vice President

LENDERS:                         FOOTHILL PARTNERS III, L.P. as a Lender

                                 By:  /s/ JEFF NIKORA
                                     ----------------------------------------
                                     Name:   Jeff Nikora
                                     Title:  Managing General Partner

                                 ABLECO FINANCE LLC,
                                 as a Lender and agent for its affiliate assigns

                                 By:  /s/ KEVIN GENDA
                                     ----------------------------------------
                                     Name:   Kevin Genda
                                     Title:  Senior Vice President &
                                              Chief Credit Officer

                                 CERBERUS PARTNERS, L.P., as a Lender

                                 By:  Cerberus Associates, LLC, as General
                                      Partner

                                      By:  /s/ STEPHEN FEINBERG
                                          -----------------------------------
                                          Name:   Stephen Feinberg
                                          Title:  Member

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

                       ARK CLO 2000-1, LIMITED, as a Lender

                       By:  Patriarch Partners, LLC
                            its Collateral Manager

                            By:  /s/ LYNN TILTON
                           ----------------------------------------------------
                                Name:   Lynn Tilton
                                Title:  Manager

                       PNC BANK, NATIONAL ASSOCIATION, as a Lender

                       By:  /s/ FRANK P. DEVINE
                           ----------------------------------------
                           Name:   Frank P. Devine
                           Title:  Vice President

                       U.S. BANK NATIONAL ASSOCIATION, as a Lender

                       By:  /s/ JAMES P. CECIL
                           ----------------------------------------------------
                           Name:   James P. Cecil
                           Title:  Assistant Vice President

                       BNP PARIBAS, as a Lender

                       By:  /s/ ALEJO FERNANDEZ SASSO      /s/ BARBARA EPPOLITO
                           ----------------------------------------------------
                           Name:   Alejo Fernandez Sasso   Barbara Eppolito
                           Title:  Vice President          Vice President

                       MORGAN STANLEY PRIME INCOME
                       TRUST, as a Lender

                       By:  /s/ KEVIN EGAN
                           ----------------------------------------------------
                           Name:   Kevin Egan
                           Title:  Vice President

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                                 AVENUE SPECIAL SITUATIONS FUND II, LP,
                                 as a Lender

                                 By:  /s/ SONIA E. GARDNER
                                     ----------------------------------------
                                     Name:   Sonia E. Gardner
                                     Title:  General Partner
                                     By: Avenue Capital Partners II, LLC,
                                     General Partner
                                     By: GL Partners II, LLC, Managing
                                     Member of the General Partner

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                                   SCHEDULE 1

                                Events of Default

    THE FOLLOWING EVENTS OF DEFAULT HAVE OCCURRED UNDER THE CREDIT AGREEMENT:

            Under Section 6.01(b)(iii) of the Credit Agreement for failure to achieve minimum Adjusted EBITDA of at least <$300,000> for the period 1/1/04 - 6/30/04.

            Under Section 6.01(b)(ii) of the Credit Agreement for failure to achieve minimum EBITDA of at least $2,500,000 for the period 1/1/04 - 6/30/04.

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